The Sentinel Funds

Class A, Class C, Class S and Class I

Supplement dated September 30, 2013

to the Statement of Additional Information dated March 30, 2013, as supplemented June 21, 2013

Effective September 30, 2013, the disclosure in the following sections of the Statement of Additional Information is modified as indicated below.

Non-Fundamental Policies – The Capital Growth Fund.   The section of the Statement of Additional Information titled “Non-Fundamental Investment Policies – The Capital Growth Fund” is hereby modified by deleting in its entirety the following:

  May not invest more than 25% of its net assets in stocks of foreign issuers, although only where they are trading in the U.S. or Canada and only where trading is denominated in U.S. or Canadian dollars;

Portfolio Managers – Portfolio Managers’ Fund Ownership.  The section of the Statement of Additional Information titled “Portfolio Managers – Portfolio Managers’ Fund Ownership” is hereby modified by deleting the information related to Daniel J. Manion and Jason D. Wulff set forth in the table showing the dollar range of shares owned beneficially and of record by the portfolio managers, and replacing such deleted information with the following:

Portfolio Manager	Fund(s) Managed	Aggregate Dollar Range of Equity Securities in the Fund
Daniel J. Manion	Balanced Fund Common Stock Fund Conservative Strategies Fund Sustainable Core Opportunities Fund	A G A A
Jason D. Wulff	Capital Growth Fund+ Growth Leaders Fund	A A

+Mr. Wulff became a portfolio manager of the Capital Growth Fund effective September 30, 2013.  Information related to his holdings in this Fund are reported as of September 20, 2013.

The Investment Adviser.  The section of the Statement of Additional Information titled “The Investment Adviser” is hereby modified by deleting the information related to the Growth Leaders Fund set forth in the table showing the advisory fee rate paid by each Fund to the Adviser, and replacing such deleted information with the following:

Fund	Advisory Fee Rate	Average Daily Net Assets
Growth Leaders	0.70%	First $500 million
	0.65%	Next $300 million
	0.60%	Next $200 million
	0.50%	Next $1 billion
	0.40%	In excess of $2 billion